                                                                    Exhibit 2(s)

                Cohen & Steers REIT and Utility Income Fund, Inc.

                                POWER OF ATTORNEY

          Gregory Clark, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers REIT and Utility Income Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-14 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                  /s/ Gregory C. Clark
                                                  ------------------------------
                                                  Gregory Clark

                                                  Date: December 2, 2003

                Cohen & Steers REIT and Utility Income Fund, Inc.

                                POWER OF ATTORNEY

          George Grossman, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers REIT and Utility Income Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-14 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                  /s/ George Grossman
                                                  ------------------------------
                                                  George Grossman

                                                  Date: December 2, 2003

                Cohen & Steers REIT and Utility Income Fund, Inc.

                                POWER OF ATTORNEY

          Willard H. Smith, Jr., whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers REIT and Utility Income Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-14 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                  /s/ Willard H. Smith, Jr
                                                  ------------------------------
                                                  Willard H. Smith, Jr

                                                  Date: December 2, 2003

                Cohen & Steers REIT and Utility Income Fund, Inc.

                                POWER OF ATTORNEY

          Robert H. Steers, whose signature appears below, hereby constitutes and appoints Martin Cohen and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers REIT and Utility Income Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-14 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                  /s/ Robert H. Steers
                                                  ------------------------------
                                                  Robert H. Steers

                                                  Date: December 2, 2003

                Cohen & Steers REIT and Utility Income Fund, Inc.

                                POWER OF ATTORNEY

          Martin Cohen, whose signature appears below, hereby constitutes and appoints Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers REIT and Utility Income Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-14 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                  /s/ Martin Cohen
                                                  ------------------------------
                                                  Martin Cohen

                                                  Date: December 2, 2003

                Cohen & Steers REIT and Utility Income Fund, Inc.

                                POWER OF ATTORNEY

          Richard J. Norman, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers REIT and Utility Income Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-14 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                  /s/ Richard J. Norman
                                                  ------------------------------
                                                  Richard J. Norman

                                                  Date: December 2, 2003

                Cohen & Steers REIT and Utility Income Fund, Inc.

                                POWER OF ATTORNEY

          Bonnie Cohen, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers REIT and Utility Income Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-14 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                  /s/ Bonnie Cohen
                                                  ------------------------------
                                                  Bonnie Cohen

                                                  Date: December 2, 2003